EXHIBIT 31.1

            RULE 13a-14(a)/15d-14(a) CERTIFICATION OF CEO PURSUANT TO
                      SECTION 302 OF THE SARBANES-OXLEY ACT


I, James J. Bigl, Chief Executive Officer, certify that:

         1. I have reviewed this annual report on Form 10-K/A of National Medical Health Card Systems, Inc. and its Subsidiaries (the "Registrant");

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

        3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report;

        4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

                  (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of June 30, 2003, based on such evaluation; and

                  (d) disclosed in this annual report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal quarter ended June 30, 2003 that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

         5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

                  (a) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Dated: February 17, 2004            /s/ James J. Bigl
                                        James J. Bigl, Chief Executive Officer

                                                                   EXHIBIT 31.2


            RULE 13a-14(a)/15d-14(a) CERTIFICATION OF CFO PURSUANT TO
                      SECTION 302 OF THE SARBANES-OXLEY ACT


I, Stuart Fleischer, Chief Financial Officer, certify that:

         1. I have reviewed this annual report on Form 10-K/A of National Medical Health Card Systems, Inc. and its Subsidiaries (the "Registrant");

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report.

         4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

                  (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of June 30, 2003, based on such evaluation; and

                  (d) disclosed in this annual report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal quarter ended June 30, 2003 that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

         5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

                  (a) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Dated: February 17, 2004           /s/ Stuart Fleischer
                                       Stuart Fleischer, Chief Financial Officer

                                                                EXHIBIT 31.3

            RULE 13a-14(a)/15d-14(a) CERTIFICATION OF CEO PURSUANT TO
                      SECTION 302 OF THE SARBANES-OXLEY ACT


I, James J. Bigl, Chief Executive Officer, certify that:

         1. I have reviewed this annual report on Form 10-K/A of National Medical Health Card Systems, Inc. and its Subsidiaries (the "Registrant");

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

        3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report;

        4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

                  (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  (b) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of June 30, 2003, based on such evaluation; and

                  (c) disclosed in this annual report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal quarter ended June 30, 2003 that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

         5. The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

                  (a) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Dated: May 14, 2004                 /s/ James J. Bigl
                                        James J. Bigl, Chief Executive Officer

                                                                   EXHIBIT 31.4


            RULE 13a-14(a)/15d-14(a) CERTIFICATION OF CFO PURSUANT TO
                      SECTION 302 OF THE SARBANES-OXLEY ACT


I, Stuart Fleischer, Chief Financial Officer, certify that:

         1. I have reviewed this annual report on Form 10-K/A of National Medical Health Card Systems, Inc. and its Subsidiaries (the "Registrant");

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report.

         4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

                  (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  (b) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of June 30, 2003, based on such evaluation; and

                  (c) disclosed in this annual report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal quarter ended June 30, 2003 that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

         5. The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

                  (a) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Dated: May 14, 2004                /s/ Stuart Fleischer
                                       Stuart Fleischer, Chief Financial Officer